Exhibit I


                        JOINT ACQUISITION STATEMENT
                       PURSUANT TO RULE 13d - (f) (1)

The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statement. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.


After reasonable inquiry and to the best of its knowledge and belief, the undersigned certify that the information set forth in this Statement is true, complete and correct.

































































Dated as of this 15th day of February, 2001.


THE TCW GROUP, INC.

By: /s/ Harold H. Henderson
    ------------------------------------
    Name:  Harold H. Henderson
    Title: Authorized Signatory



TCW ADVISORS, INC.

By: /s/ Harold H. Henderson
    ------------------------------------
    Name:  Harold H. Henderson
    Title: Authorized Signatory



ROBERT A. DAY

By: /s/ Harold H. Henderson
    ------------------------------------
    Name:  Harold H. Henderson
    Title: Under Power of Attorney dated
           March 31, 2000, on file with
           Schedule 13G for Cox Radio,
           Inc., dated May 9, 2000



BAEZA & CO. L.L.C.

By: /s/ Mario L. Baeza
   -------------------------------------
   Name:  Mario L. Baeza
   Title: Authorized Signatory



MARIO L. BAEZA

/s/ Mario L. Baeza
----------------------------------------
    Mario L. Baeza



TCW/LATIN AMERICA PARTNERS, L.L.C.

By: TCW ADVISORS, INC.

    By: /s/ Harold H. Henderson
       ---------------------------------
       Name:  Harold H. Henderson
       Title: Authorized Signatory

By: BAEZA & CO. L.L.C.

    By: /s/ Mario L. Baeza
       ---------------------------------
       Name:  Mario L. Baeza
       Title: Authorized Signatory



TCW/LATIN AMERICA MANAGEMENT PARTNERS, L.L.C.

By: TCW/LATIN AMERICA PARTNERS, L.L.C.

    By: TCW ADVISORS, INC.

        By: /s/ Harold H. Henderson
           ----------------------------------
           Name:  Harold H. Henderson
           Title: Authorized Signatory

    By: BAEZA & CO. L.L.C.

        By: /s/ Mario L. Baeza
           ----------------------------------
           Name:  Mario L. Baeza
           Title: Authorized Signatory


TCW/LATIN AMERICA PRIVATE EQUITY PARTNERS, L.P.

By: TCW/LATIN AMERICA PARTNERS, L.L.C.

    By: TCW ADVISORS, INC.

        By: /s/ Harold H. Henderson
           ----------------------------------
           Name:  Harold H. Henderson
           Title: Authorized Signatory

    By: BAEZA & CO. L.L.C.

        By: /s/ Mario L. Baeza
           ----------------------------------
           Name:  Mario L. Baeza
           Title: Authorized Signatory



TCW/LATIN AMERICA OFF-SHORE POOL I, L.P.

    By: TCW/LATIN AMERICA MANAGEMENT PARTNERS, L.L.C.,
        its General Partner

        By: TCW/LATIN AMERICA PARTNERS, L.L.C.

            By: TCW ADVISORS, INC.

                By: /s/ Harold H. Henderson
                  ------------------------------------
                   Name:  Harold H. Henderson
                   Title: Authorized Signatory

            By: BAEZA & CO. L.L.C.

                By: /s/ Mario L. Baeza
                   -----------------------------------
                   Name:  Mario L. Baeza
                   Title: Authorized Signatory

    By: TCW/LATIN AMERICA PARTNERS, L.L.C.,
        as Managing General Partner

        By: TCW ADVISORS, INC.

            By: /s/ Harold H. Henderson
                --------------------------------------
                Name:  Harold H. Henderson
                Title: Authorized Signatory

        By: BAEZA & CO. L.L.C.

            By: /s/ Mario L. Baeza
               ---------------------------------------
               Name:  Mario L. Baeza
               Title: Authorized Signatory



TCW/CCI HOLDING L.L.C.

By: /s/ Mario L. Baeza
   -------------------------------------
   Name:  Mario L. Baeza
   Title: Authorized Signatory



TCW/CCI HOLDING II L.L.C.

By: /s/ Mario L. Baeza
   -------------------------------------
   Name:  Mario L. Baeza
   Title: Authorized Signatory